EXHIBIT 99.4
                                                                    ------------

                       PPL ENERGY SUPPLY AND SUBSIDIARIES
                  UNAUDITED PRO FORMA CONSOLIDATED INFORMATION
                  --------------------------------------------

The pro forma information that follows is presented to give effect to the acquisition of Mirant Corporation's 49% indirect equity interest in Western Power Distribution Holdings Limited and WPD Investment Holdings Limited (together, "WPD") on the income statements of PPL Energy Supply. The pro forma results are based on assumptions set forth below, as well as in the Notes to Unaudited Pro Forma Consolidated Financial Information, and are not necessarily indicative of the results of operations which would actually have occurred if the transactions had occurred in such periods, or which may exist or occur in the future.

The WPD acquisition is described in Item 2 of this Current Report on Form 8-K/A, of which this Exhibit 99.4 is a part. The acquisition was completed on September 6, 2002.

Pro forma adjustments are provided to the consolidated income statements of PPL Energy Supply for the nine months ended September 30, 2002, and for the twelve months ended December 31, 2001. The adjustments are to the income statements filed in PPL Energy Supply's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, and in its Annual Report on Form 10-K for the year ended December 31, 2001. The pro forma adjustments assume that the acquisition was consummated at the beginning of the income statement periods.

The PPL Energy Supply pro forma income statement for the nine months ended September 30, 2002 includes the operating results of WPD for the nine months ended August 31, 2002. The PPL Energy Supply pro forma income statement for the twelve months ended December 31, 2001 includes the operating results of WPD for the twelve months ended November 30, 2001. This treatment is consistent with PPL Energy Supply's policy of recording results of its international operations on a lag basis.

The September 30, 2002 Balance Sheet filed in PPL Energy Supply's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 included the consolidation of the accounts of WPD. Because the accounts have already been consolidated, there is no presentation of a pro forma balance sheet in this Current Report on Form 8-K/A.

The Notes to Unaudited Pro Forma Consolidated Financial Information provide additional descriptions of the adjustments to the income statements. The pro forma financial information should be read in conjunction with the reports of PPL Energy Supply as noted above, as well as the audited financial statements of Western Power Distribution Holdings Limited and WPD Investment Holdings Limited for the year ended March 31, 2002. These financial statements are included as Exhibit 99.1 and Exhibit 99.2 in this Current Report on Form 8-K/A.


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


PPL ENERGY SUPPLY, LLC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(Millions of Dollars)

                                                                           PRO FORMA    NOTE
                                                            AS REPORTED   ADJUSTMENTS   REF    AS ADJUSTED
                                                            -----------   -----------   ----   -----------
OPERATING REVENUES
  Wholesale energy marketing................................ $    693                           $    693
  Wholesale energy marketing to affiliates..................    1,081                              1,081
  Utility...................................................      755                                755
  Unregulated retail electric and gas.......................      137                                137
  Net energy trading margins................................       21                                 21
  Energy related businesses.................................      423                                423
                                                             --------      --------             --------
  Total.....................................................    3,110                              3,110
                                                             --------      --------             --------
OPERATING EXPENSES
  Operation
    Fuel....................................................      376                                376
    Energy purchases........................................      443                                443
    Energy purchases from affiliates........................      129                                129
    Other operation and maintenance.........................      600                                600
    Transmission............................................       18                                 18
  Depreciation..............................................      194                                194
  Taxes, other than income..................................       60                                 60
  Energy related businesses.................................      402                                402
  Other charges
    Write-down of international energy projects.............      100                                100
    Workforce reduction.....................................       41                                 41
                                                             --------      --------             --------
  Total.....................................................    2,363                              2,363
                                                             --------      --------             --------

OPERATING INCOME............................................      747                                747
Other Income - net..........................................       28                                 28
Interest Expense............................................      160      $      4      1)          164
Interest Expense with Affiliate.............................        2                                  2
                                                             --------      --------             --------

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST............      613            (4)                 609
Income Taxes................................................      236                    2)          236
Minority Interest...........................................       76           (72)     3)            4
                                                             --------      --------             --------

INCOME BEFORE DISTRIBUTIONS ON PREFERRED SECURITIES.........      301            68                  369

Distributions - Preferred Securities........................        6                                  6
                                                             --------      --------             --------

INCOME FROM CONTINUING OPERATIONS........................... $    295      $     68             $    363
                                                             ========      ========             ========


       See Notes to Unaudited Pro Forma Consolidated Financial Information


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


PPL ENERGY SUPPLY, LLC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2001
(Millions of Dollars)

                                                                           PRO FORMA    NOTE
                                                            AS REPORTED   ADJUSTMENTS   REF    AS ADJUSTED
                                                            -----------   -----------   ----   -----------
OPERATING REVENUES
  Wholesale energy marketing and trading.................... $  3,010      $    550      4)     $  3,560
  Retail electric and gas...................................      764                                764
  Energy related businesses.................................      501            40      4)          541
  Equity in earnings of unconsolidated affiliates...........      127           (91)     5)           36
                                                             --------      --------             --------
  Total.....................................................    4,402           499                4,901
                                                             --------      --------             --------
OPERATING EXPENSES
  Operation
    Fuel....................................................      500                                500
    Energy purchases........................................    1,491                              1,491
    Other operation and maintenance.........................      758            90      4)          848
    Transmission............................................       52                                 52
  Depreciation..............................................      157           105      4)          262
  Taxes, other than income..................................       38            39      4)           77
  Project development.......................................       30                                 30
  Energy related businesses.................................      468             6      4)          474
  Other charges
    Write-down of international energy projects.............      336                                336
    Cancellation of generation projects.....................      150                                150
                                                             --------      --------             --------
  Total.....................................................    3,980           240                4,220
                                                             --------      --------             --------

OPERATING INCOME............................................      422           259                  681
Other Income - net..........................................       68            26      4)           94
                                                             --------      --------             --------

INCOME BEFORE INTEREST EXPENSE..............................      490           285                  775
Interest Expense............................................       47           139      1)          186
                                                             --------      --------             --------

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST............      443           146                  589
Income Taxes................................................      274            79      2)          353
Minority Interest...........................................       (2)                                (2)
                                                             --------      --------             --------

INCOME BEFORE DISTRIBUTIONS ON PREFERRED SECURITIES.........      171            67                  238

Distributions - Preferred Securities........................                      7      4)            7
                                                             --------      --------             --------

INCOME FROM CONTINUING OPERATIONS........................... $    171      $     60             $    231
                                                             ========      ========             ========


       See Notes to Unaudited Pro Forma Consolidated Financial Information


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


PPL ENERGY SUPPLY, LLC AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

INCOME STATEMENT ADJUSTMENTS:
-----------------------------

1) The cost of the WPD acquisition, $236 million, was financed through commercial paper issued by an affiliate of PPL Energy Supply. For purposes of calculating the pro forma information, an interest rate of 2.0% and 4.3% were assumed for the nine months ended September 30, 2002 and for the twelve months ended December 31, 2001, respectively. The twelve-month period also includes $129 million of the interest expense included in WPD's results.

2) Giving effect to the acquisition of Mirant's interest in WPD as of the beginning of the periods, U.S. income taxes were not provided on undistributed earnings of WPD as such earnings are deemed permanently reinvested. The pro forma results reflect the incremental U.S. income taxes that would have been payable with respect to WPD had a tax return for those periods been prepared, offset by the U.S. federal income tax benefit of the interest expense incurred on commercial paper borrowings. The incremental U.S. income taxes associated with the additional earnings from WPD were $1 million for the nine months ended September 30, 2002 and $20 million for the year ended December 31, 2001.

3) The September 30, 2002 Income Statement filed in PPL Energy Supply's Form 10-Q provided for the consolidation of WPD's results of operations as of January 1, 2002. The minority interest account represented Mirant's 49% interest in WPD. This proforma adjustment is made to reverse Mirant's share of WPD earnings, thereby, reflecting PPL Energy Supply's 100% ownership of WPD.

4) Represents WPD's U.S. GAAP results for the twelve months ended November 30, 2001. An average interbank exchange rate of 1.4799 was assumed for the period.

5) PPL Energy Supply's equity earnings in WPD of $91 million prior to the acquisition.


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